Report of Independent Registered
Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Insurance Series

In planning and performing our audits
of the financial statements of
Federated Managed Tail Risk Fund
II, Federated Managed Volatility
Fund II, Federated Fund for U.S.
Government Securities II, Federated
High Income Bond Fund II,
Federated Kaufmann Fund II,
Federated Prime Money Fund II, and
Federated Quality Bond Fund II
(collectively, the ?Funds?), each a
portfolio of Federated Insurance
Series, as of and for the year ended
December 31, 2013, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we considered
the Funds? internal control over
financial reporting, including controls
over safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds? internal
control over financial reporting.
Accordingly, we express no such
opinion.

Management of the Funds is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling
this responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of controls.
A company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
preparation of financial statements for
external purposes in accordance with
generally accepted accounting
principles. A company?s internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made in
accordance with authorizations of
management and directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of the unauthorized
acquisition, use, or disposition of the
company?s assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees,
in the normal course of performing
their assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control over
financial reporting, such that there is
a reasonable possibility that a
material misstatement of the Funds?
annual or interim financial statements
will not be prevented or detected on a
timely basis.

Our consideration of the Funds?
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However, we
noted no deficiencies in the Funds?
internal control over financial
reporting and its operation, including
controls over safeguarding securities
that we consider to be a material
weakness as defined above as of
December 31, 2013.

This report is intended solely for the
information and use of management
and the Board of Trustees of
Federated Insurance Series and the
Securities and Exchange Commission
and is not intended to be and should
not be used by anyone other than
those specified parties.


/s/KPMG

Boston, Massachusetts
February 14, 2014